Deferred acquisition costs - Schedule of Deferred Acquisition Costs, Future amortization Expense (Details) - USD ($) $ in Thousands	Sep. 30, 2025	Dec. 31, 2024	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Insurance [Abstract]
Remainder of 2025	$ 500
Year One	2,654	$ 1,903
Year Two	2,285	1,933
Year Three	1,488	1,575
Year Four	407	852
Year Five and Thereafter	194	261
Total	$ 7,528	$ 6,524	$ 7,100	$ 6,342	$ 3,929